Exhibit 99.3 Safe Harbor Disclaimer This presentation is strictly confidential and is being furnished solely in reliance on applicable exemptions from the registration requirements under the U.S. Securities Act of 1933 (the “Act”). This presentation contains selected information derived from the Company's preliminary offering memorandum (the “offering memorandum”) and the portions of the documents that the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) that are incorporated by reference in the offering memorandum. The information contained in this presentation is provided as of the date of this presentation and is subject to change without notice. The notes have not been and will not be registered under the Act, or any state securities laws or the laws of any foreign jurisdiction. The notes will be offered in the U.S. only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Act. 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Actual results or events could differ materially from the plans, intentions, and expectations disclosed in these forward-looking statements. In addition, the forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. In addition, this presentation contains certain projected financial information with respect to the Company's future results. Such projected financial information was not prepared with a view to public disclosure or compliance with the guidelines established by the Public Company Accounting Oversight Board, published guidance or rules of the SEC or U.S. generally accepted accounting principles ( GAAP ). Such projected financial information constitutes forward-looking information, is presented for illustrative purposes only and should not be relied upon as being indicative of future results. The projected financial information is based on estimates and assumptions that the management of the Company believed to be reasonable at the time they were made and are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company’s control, that could cause actual results to differ materially from the projected financial information. In particular, the value of terms of actual contracts, interest rates and financial results and measures may vary, and the figures included in this presentation are presented for illustrative purposes only and should not be considered to be an indication of the actual contract terms or values, or the Company’s financial position or results of operations for any historical or future periods. The projected financial information also does not reflect future changes in general business or economic conditions, or any other transaction or event that may occur and that was not anticipated at the time this information was prepared and is subject to risks, uncertainties, and other factors, including those described in the section titled “Risk Factors” in the 2025 10-K. The inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. 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Revenue Backlog as of December 31, 2025 includes remaining performance obligations of $60.7 billion, plus, subject to the satisfaction of delivery and availability of service requirements, other amounts the Company estimates will be recognized as revenue in future periods under committed customer contracts. This presentation includes certain financial measures not presented in accordance with GAAP, including Adjusted Operating Income (Loss), Adjusted Operating Income (Loss) margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Loss and Adjusted Net Loss margin. Such non- GAAP measures are used by management in making operating decisions, allocating financial resources, and for internal planning and forecasting and business strategy purposes. The non-GAAP measures included in this presentation have certain limitations, and should not be construed as alternatives to financial measures determined in accordance with GAAP. The non-GAAP measures as defined by us may not be comparable to similar non-GAAP measures presented by other companies. The Company's presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company's future results will be unaffected by other unusual or non-recurring items. Please refer to the documents filed by the Company with the SEC for more information with respect to the Company's use of non-GAAP financial measures, including reconciliations thereof. Please refer to the Appendix for a reconciliation of each non-GAAP financial measure presented herein to the most directly comparable financial measure stated in accordance with GAAP. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry and estimated total addressable market. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we are responsible for all of the disclosures contained in this presentation and we believe the third-party market position, market opportunity, and market size data included in this presentation are reliable, we have not independently verified the accuracy or completeness of this third-party data. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any decision to purchase securities of the Company should be made solely on the basis of the information contained in a prospectus to be issued by the Company in relation to a specific offering. All third-party trademarks, including names, logos, and brands, referenced by the Company in this presentation are property of their respective owners. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law.

CoreWeave - The Essential Cloud for AI Rapidly Delivering New Generations Cloud Platform Purpose-Built for of Infrastructure at Scale with Continuing to Invest Up and Down Artificial Intelligence Delivering Unparalleled Track Record of Being the Technology Stack to Deliver a 1 Unmatched Performance Among the First to Market Full Service AI Cloud Platform Serving Most of the World’s Leading Unique Combination of Growth at AI Labs, Hyperscalers and AI Systematic Approach to Scale with Attractive Unit Enterprises Financing at Scale Economics Note: 1. Based on MLPerf benchmark results, NVIDIA Exemplar Cloud status, and SemiAnalysis ClusterMAX rating

Continued Momentum with Exceptional Execution in Q4

Customer Wins Across AI Labs, Hyperscalers and Enterprises

- Partner of choice for leading AI pioneers and enterprises including: **Cognition, CrowdStrike, Cursor, Mercado Libre, Midjourney, Runway**
- Expanded relationships with both existing **hyperscaler cloud customers**

Key Technology Leadership Milestones

- Named the first **NVIDIA Exemplar Cloud** for GB200 NVL72
- Achieved the only SemiAnalysis' **Platinum** ClusterMAX™ rating
- Launched **AI Object Storage** and **Zero Egress Migration**
- Acquired **Monolith** and **Marimo**: expanding our AI cloud platform
- Expanded **CoreWeave Mission Control™** to accelerate enterprise AI adoption
- Launched **Serverless RL**, enabling developers to train AI agents with faster feedback loops

Strengthened Financial Position

- Priced inaugural convertible senior note offering, raising **~$2.6B** in an upsized offering
- Expanded our **revolving credit facility** to **$2.5B**, enhancing financial flexibility to support growth initiatives

Other Noteworthy Updates

- Launched **CoreWeave Federal**, extending our AI cloud platform to support government and public sector use cases
- Joined the **Genesis Mission**, a U.S. Department of Energy initiative focused on accelerating discovery science, strengthening national security, and advancing U.S. energy innovation
- Announced a major global partnership with **CrowdStrike**, collaborating to power a secure AI cloud foundation for the agentic era

Our Platform is Purpose-Built for AI

Every layer is purpose-built for AI workloads. CoreWeave Cloud is optimized for low latency, high throughput, and operational efficiency to support the complexity of large-scale AI training and inference

Application Software Services

Model and Agent Development

Tools for teams to build, evaluate, deploy, and monitor models and agents—speeding time to production

Key Product: W&B Models

Managed Software Services

Runtime Acceleration

AI-native software that accelerates training and inference by reducing startup latency, improving throughput, and increasing utilization at runtime

Key Product: Slurm on Kubernetes (SUNK)

Infrastructure Software Services

Infrastructure Control

Integrated, AI-native orchestration and bare-metal control that deliver reliability, flexibility, and efficiency for complex workloads

Key Product: CoreWeave Kubernetes Service (CKS)

Data and Storage

Purpose-built storage services combining exascale, AI-optimized object and file storage with GPU-local caching to deliver high-throughput data access, cross-cloud reach, and predictable economics for training and inference workloads

Key Product: CoreWeave AI Object Storage

Data Centers

Foundational Infrastructure

Purpose-built data centers and infrastructure that maximize performance with first-to-market GPU clusters, ultra-high density, and high-speed interconnects that enable AI breakthroughs and lowering TCO



Specialized Workloads
Training
Inference

Mission Control™

Security, Talent Services, Observability

Mission Control integrates security, observability, and talent services—including node, rack, and fleet lifecycle management—to enable intelligent, unified orchestration from foundational infrastructure to agent development.

Superior Infrastructure Performance and Efficiency

CoreWeave Helps Bridge the MFU Gap…


100%
Cloud Software Advantage
Up to 20% Improvement in MFU[1]
CoreWeave
35-45%
Theoretical Performance
Observed Performance

…and Delivers Benefits Across the AI Lifecycle

- **3-5x** Faster model download speeds vs a generalized cloud's storage solution
- **50%** Fewer interruptions per day[2]
- **10x** Better mean time to failure
- **8-10x** Faster container spin-up times vs major generalized cloud provider
- **~3x** Faster automated job recovery via SUNK orchestration
- **96%** Cluster goodput
- **10x** Faster inference spin up times
- **~6-12x** Faster tokenization

Source: The Llama 3 Herd of Models, Llama Team at Meta, published July 23, 2024, page 13; Decrease PyTorch Model Load Times with CoreWeave's Tensorizer; "Purpose-Built Cloud for AI at Scale: Achieving 20% Higher MFU and 10x Reliability on Thousand-GPU Clusters" white paper

Note:

1. Improvement for NVIDIA H100 GPUs, based on internal testing;
2. 2. Adjusted down to match cluster size of the example CoreWeave job

CoreWeave's AI Cloud Platform is Singular

semianalysis

Only Player to Achieve Top-Ranked Platinum Status in Each of SemiAnalysis' GPU Cloud ClusterMAX™ Ratings

March 2025

Ranking	GPU Cloud
Platinum (semianalysis)	CoreWeave
Gold (semianalysis)	Azure, Crusoe, Lepton AI, NEBIUS, ORACLE, together.ai
Silver (semianalysis)	aws, smc, Lambda, Scaleway

November 2025

Ranking	GPU Cloud
Platinum (semianalysis)	CoreWeave
Gold (semianalysis)	ORACLE, NEBIUS, Azure, Crusoe, FluidStack
Silver (semianalysis)	together.ai, Lambda, Google Cloud, aws, Scaleway, Cirrascale, VULTR, VOLTAGE PARK, CORE, firmus, GMO GPUクラウド, TENSORWAVE

Below Silver Status: ~200 Other Cloud Platforms

Pro Forma Capitalization

Proceeds will be used for General Corporate Purposes, including to fund CapEx

SOURCES & USES

Sources	($M)
New Senior Unsecured Notes	$1,250
New Convertible Senior Notes	3,000
Total Sources	**$4,250**

Uses	($M)
General Corporate Purposes and Capped Call	$4,250
Total Uses	**$4,250**

			Current (As of 12/31/25)		As Adjusted	Projected Debt and LTM Run-Rate Adj. EBITDA(4)(5)(6)	
($M)	Maturity	Pricing	Amount	xEBITDA	Amount	Amount	xEBITDA
Cash & Cash Equivalents(1)			$3,127		$7,302	$6,420	
$2,500M RCF	Nov-29	S+175	1,000		1,000		
DDTL-1 Debt	Mar-28	S+962	1,553		1,553		
DDTL-2 Debt	Aug-30	S+600(2)	5,037		5,037		
DDTL-2.1 Debt	Dec-30	S+425	2,741		2,741		
DDTL-3 Debt	Aug-30	S+400	340		340		
OEM and Software License Financing Arrangements(6)	-	-	4,165		4,165		
Total Secured Debt (At Parent or w/ Parent Guarantee)(7)			**$14,468**	**4.7x**	**$14,468**	**$34,265**	**2.1x**
Total Net Secured Debt (At parent or w/ Parent Guarantee)(7)			**$11,341**	**3.7x**	**$7,166**	**$27,845**	**1.7x**
DDTL-4 Debt (w/ limited Parent Guarantee)(8)	Mar-32	S+225 / 5.9%	-		8,500	8,500	
Total Secured Debt(7)			**$14,468**	**4.7x**	**$22,968**	**$42,765**	**2.7x**
Total Net Secured Debt(7)			**$11,341**	**3.7x**	**$15,666**	**$36,345**	**2.3x**
New Unsecured Notes	Oct-31	-	-		1,250	1,250	
New Convertible Senior Notes	Oct-32	-	-		3,000	3,000	
9.250% Senior Unsecured Notes	Jun-30	9.250%	2,000		2,000	2,000	
9.000% Senior Unsecured Notes	Feb-31	9.000%	1,750		1,750	1,750	
1.750% Convertible Senior Notes	Dec-31	1.750%	2,588		2,588	2,588	
Convertible Promissory Notes	-	-	168		168	168	
Magnetar Loan(6)	-	-	273		273	-	
Total Debt			**$21,615**	**7.0x**	**$34,365**	**$53,521**	**3.3x**
Total Net Debt			**$18,488**	**6.0x**	**$27,063**	**$47,101**	**2.9x**
Market Capitalization (As of 4/7/2026)			51,051		51,051	51,051	
Enterprise Value			**$69,539**	**22.5x**	**$78,114**	**$98,152**	**6.1x**
FY25 Adjusted EBITDA(3)				**$3,093**			
LTM Run-Rate Adjusted EBITDA(4)(5)							**$16,098**

$19,797M of secured debt projected in good faith by the Company to be required to service new contracts included in our Run-Rate Adjusted EBITDA calculations for the period indicated

Note:
1. Excludes restricted cash and cash equivalents, both current and non-current
2. As of 12/31/2025, 100% of contracts are priced at S+600; Facility pricing can be S+650 for other IG contracts and S+1300 for non-IG contracts
3. Adjusted EBITDA is a non-GAAP financial measure. Please see reconciliations from GAAP to non-GAAP measures contained in the Appendix to this presentation
4. Inclusive of projected run-rate profits from new contracts and debt projected to be required to service such new contracts. LTM Run-Rate Adjusted EBITDA, projected total secured debt, projected total net secured debt, projected total debt and projected total net debt are forward-looking statements and projections, are subject to risks and uncertainties and should not be relied upon as statements of fact or predictions of future events; see "Safe Harbor Disclaimer"
5. LTM Run-Rate Adjusted EBITDA is a non-GAAP measure. Please see reconciliation from GAAP to non-GAAP measures contained in the Appendix to this presentation.
6. Projected Debt excludes the magnetar loan and certain software arrangements. Approximately $368 million of software license financing arrangements are unsecured
7. Total Secured Debt balances exclude approximately $368 million of software license financing arrangements, which are unsecured
8. The facility includes a floating rate tranche financed at SOFR + 2.25% and a fixed rate tranche financed at approximately 5.9%

Reconciliation from GAAP to Non-GAAP Measures Adjusted EBITDA and Run-Rate Adjusted EBITDA We define adjusted EBITDA as net loss, excluding (i) (gain) loss on fair value adjustments, (ii) depreciation and amortization, (iii) interest expense, net, (iv) stock-based compensation expense, (v) acquisition related costs, (vi) other income, net, and (vii) provision for (benefit from) income taxes. We define adjusted EBITDA margin as adjusted EBITDA divided by revenue. We define Run-Rate Adjusted EBITDA as adjusted EBITDA plus reasonably estimated identifiable “run-rate” profits (calculated on a pre-tax basis) projected to be earned from announced contracts and contracts included in our good faith debt estimate as of the date of this offering memorandum, in each case, within 24 months of the entry into such contracts, as permitted pursuant to the Amended Revolving Credit Facility Agreement and as will be permitted under the Indenture (in millions, except percentages) FY 2024 FY 2025 Net loss $(863) $(1,167) Depreciation and amortization 863 2,454 Interest expense, net 361 1,229 Stock-based compensation 31 630 Provision for (benefit from) income taxes 119 (48) (1) Acquisition related costs - 55 Other income, net (49) (33) (2) (Gain) loss on fair value adjustments 756 (27) FY25 Adjusted EBITDA (As Reported) $ 1,218 $3,093 (3)(4) Run-rate profits from new contracts 13,005 (3)(4) Run-Rate Adjusted EBITDA $ 16,098 Notes: 1. Acquisition related costs include direct transaction costs, such as due diligence, advisory, and professional services fees, and certain compensation and integration related expenses. We exclude acquisition related costs, as we believe these transaction-specific expenses are inconsistent in amount and frequency, and do not correlate to the operation of our business. 2. Represents adjustments related to recording our derivative liabilities at fair value at the end of each reporting period for our 2021 Convertible Senior Secured Notes, warrant liabilities related to our 2022 Senior Secured Notes, and the fair value remeasurement of the option liability in connection with our Series B redeemable convertible preferred stock financing. Investments and Fair Value Measurements to our consolidated financial statements included in Note 3 of our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2025 for additional information 3. Reasonably estimated identifiable “run-rate” profits (calculated on a pre-tax basis) projected to be earned from new contracts entered into by the Company and/or its subsidiaries within 24 months of the entry into such new contracts 4. Run-rate profits from new contracts and Run-Rate Adjusted EBITDA are forward-looking statements and projections, are subject to risks and uncertainties and should not be relied upon as statement of facts or predictions of future events. See “Safe Harbor Disclaimer”